UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               DANIEL J. MAVICO
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MARCH 31

Date of reporting period:  MARCH 31, 2014



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MARCH 31, 2014


[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA CALIFORNIA BOND FUND]

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       ANNUAL REPORT
       USAA CALIFORNIA BOND FUND
       FUND SHARES o ADVISER SHARES
       MARCH 31, 2014

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PRESIDENT'S MESSAGE

"TAX-EXEMPT BONDS PERFORMED EXTREMELY WELL
DURING THE FIRST THREE MONTHS OF 2014 ON A         [PHOTO OF DANIEL S. McNAMARA]
COMBINATION OF DECLINING INTEREST RATES AND
IMPROVING CREDIT QUALITY."

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MAY 2014

After months of speculation about timing, the Federal Reserve (the Fed) finally began reducing -- or tapering -- its quantitative easing (QE) programs in January 2014. (Through its QE programs, the Fed had been buying $85 billion of U.S. Treasury securities and mortgage-backed securities every month to push down long-term interest rates and stimulate economic growth.) Despite the onset of the taper, interest rates actually declined from their near-term peaks. Bond prices -- which tend to move in the opposite direction as interest rates -- increased. As a result, most fixed-income categories experienced positive returns during the reporting period overall.

The Fed began preparing the financial markets for tapering in May 2013, as U.S. economic conditions improved. By August, many investors had convinced themselves that the tapering announcement would be made at the Fed's September policy meeting. Instead, the Fed backed away from its prior guidance, saying it would continue buying the same amount of bonds every month. In December, it announced QE asset purchases would be trimmed by $10 billion beginning in January 2014. Additional tapering of $10 billion occurred in February and March, respectively, as the new Fed Chair Janet Yellen (who replaced Ben Bernanke) continued her predecessor's policies. The Fed also suggested it would continue reducing its asset purchases in $10 billion increments through the end of 2014. As the taper continues, USAA Asset Management Company expects market volatility generally to increase and longer-term interest rates to rise, but only at a gradual pace.

Tax-exempt bonds performed well during the first three months of 2014 on a combination of declining interest rates and improving credit quality. This may seem surprising to some, given the turmoil in the municipal market earlier in the reporting period -- the result of Detroit's Chapter 9 bankruptcy as well as suggestions that Puerto Rico was on the verge of default. Despite concerns about Puerto Rico, investors purchased $3.5 billion of new Puerto Rico tax-exempt bonds during March, giving the U.S. territory more time to deal with its financial struggles. The market's behavior, in my opinion, validates USAA Asset Management Company's commitment to credit research. During the reporting period, our USAA tax-exempt portfolios continued to benefit from the

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skills of our independent credit analysts. Because of their diligence, all of the USAA mutual funds have avoided headline defaults and Chapter 9 bankruptcies such as Detroit; Jefferson County, Alabama; and Stockton, San Bernardino, Vallejo, and Orange County, California. The portfolios also were significantly underweight in Puerto Rico tax-exempt bonds.

In spite of media noise, we believe municipal credit quality is improving overall. State and local governments are working hard to balance their budgets, generally through cost cutting and revenue increases. Occasional problems are likely (unfunded and underfunded pensions remain a long-term concern of ours), but we expect the default rate among municipal issuers to remain extremely low.

Meanwhile, our USAA tax-exempt money market funds are yielding almost zero, though they continue to provide safety and liquidity. Near the end of the reporting period, Yellen caused a stir when she suggested that short-term rates would go up "about" six months after tapering ends. The Fed subsequently clarified her statement to say that action on short-term rates remains data dependent, and in our view, action is unlikely anytime soon. It may be a good time to reassess your investment risk and, if necessary, rebalance your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next. If you need assistance, USAA advisors are available to help you -- free of charge.

Looking ahead, I expect the U.S. economy to gain strength, though at a slower pace than many of us would like. We will continue to monitor economic trends, Fed policy, events in Congress, and any other factors that may affect your investments.

Lastly, I would like to announce that Brooks Englehardt was named as my successor and is now president of USAA Investment Management Company, effective April 1, 2014. Mr. Englehardt joined USAA in 2009 and has over 25 years of experience within the investment industry and he looks forward to continuing USAA's legacy of providing competitive products and services to our most important clients -- you. From all of us at USAA Investment Management Company, thank you for allowing us to help you with your investment needs.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

Past performance is no guarantee of future results. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker-dealer.

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TABLE OF CONTENTS

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FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

    Distributions to Shareholders                                            17

    Report of Independent Registered Public Accounting Firm                  18

    Portfolio of Investments                                                 19

    Notes to Portfolio of Investments                                        25

    Financial Statements                                                     26

    Notes to Financial Statements                                            29

EXPENSE EXAMPLE                                                              43

TRUSTEES' AND OFFICERS' INFORMATION                                          45

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUNDS, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2014, USAA. All rights reserved.

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FUND OBJECTIVE

THE CALIFORNIA BOND FUND (THE FUND) PROVIDES CALIFORNIA INVESTORS WITH A HIGH LEVEL OF CURRENT INTEREST INCOME THAT IS EXEMPT FROM FEDERAL AND CALIFORNIA STATE INCOME TAXES.

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TYPES OF INVESTMENTS

The Fund invests primarily in long-term investment-grade securities issued by the state of California, its political subdivisions and instrumentalities, and by other government entities, the interest on which is exempt from federal income tax and California state income tax. During normal market conditions, at least 80% of the Fund's net assets will consist of California tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than 10 years.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

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[PHOTO OF JOHN C. BONNELL]                     [PHOTO OF DIEDERIK OLIJSLAGER]
   JOHN C. BONNELL, CFA                           DIEDERIK OLIJSLAGER
   USAA Asset                                     USAA Asset
   Management Company                             Management Company

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o HOW DID THE USAA CALIFORNIA BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

  The Fund has two share classes: Fund Shares and Adviser Shares. For the annual period ended March 31, 2014, the Fund Shares and Adviser Shares had a total return of 1.03% and 0.79%, respectively, versus an average return of 0.05% amongst the funds in the Lipper California Municipal Debt Funds category. This compares to returns of 0.33% for the Lipper California Municipal Debt Funds Index and 0.39% for the Barclays Municipal Bond Index. The Fund Shares' and Adviser Shares' tax-exempt distributions over the prior 12 months produced a dividend yield of 4.05% and 3.82%, respectively, compared to the Lipper category average of 3.67%.

  USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

  Refer to pages 9 and 10 for benchmark definitions.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

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2  | USAA CALIFORNIA BOND FUND

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o WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

  When the reporting period began in April 2013, tax-exempt bonds posted gains, benefiting from supportive supply and demand conditions and the strength of the U.S. Treasury market, which municipals tend to follow over time. By mid-May, yields started to rise and bond prices (which tend to move in the opposite direction) fell on speculation the Federal Reserve (the Fed) might start reducing (or tapering) its quantitative easing (known as QE) asset purchases. As the summer progressed, yields rose further. The municipal market faced significant tax-exempt mutual fund redemptions during the second half of 2013, which drove down municipal bond prices. In July, the city of Detroit filed for bankruptcy protection, further contributing to overall market volatility. After the Fed announced it would make no changes to its bond-buying programs in September, both U.S. Treasuries and municipal bonds rallied.

  The municipal market rally picked up steam again in 2014. After 34 consecutive weeks of redemptions, municipal bond mutual funds saw renewed investment inflows and tax-exempt prices rose on the strong demand. Supply conditions were also supportive. New issuance was light as higher interest rates made it less attractive for states and municipalities to issue debt.

  Long-term municipal yields increased during the reporting period overall. The yield on a 30-year AAA-rated municipal was 3.09% at the beginning of the reporting period and ended the reporting period at 3.65%.

o WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

  We continued to manage the Fund with an emphasis on income generation. The portfolio's long-term income distribution, not its price

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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  appreciation, contributes the majority of its total returns (see page 7). The increase in tax-exempt yields during the reporting period gave us the opportunity to buy bonds with higher yields.

  As always, we relied on our team of credit analysts to evaluate the bonds we consider for purchase. These skilled professionals take a comprehensive approach to credit analysis, with a focus on both an issuer's willingness and its ability to repay its debt -- an approach that, we believe, continues to serve the Fund well. The value of credit research is emphasized, we believe, by events such as the Detroit bankruptcy filing and market fears about Puerto Rico's creditworthiness. We attempt to use credit research both to find value and to avoid potential pitfalls.

  During the reporting period, we continued to maintain a diversified portfolio primarily in investment-grade municipal bonds. Because of our income focus, the Fund is generally tilted toward bonds in the BBB (or better) rated categories. Our credit analysts helped us identify attractive risk/reward opportunities across the credit-quality spectrum. In addition, they continuously monitored the portfolio's holdings. The Fund continues to be diversified by sector, issuer, and geography, limiting its exposure to an unexpected event. In addition, we avoid bonds subject to the federal alternative minimum tax for individuals.

o WHAT ARE THE CONDITIONS IN THE STATE OF CALIFORNIA?

  California's fiscal situation continued to improve during the reporting period. State revenues, benefiting from a tax initiative approved by voters in November 2012, have exceeded budget estimates in five of the first eight months of California's 2014 fiscal year. The new taxes are expected to generate billions of dollars in additional revenue annually, reducing the chance of a large budget gap in the near future. The governor's proposed budget for fiscal year 2015, though still subject to revision, provides for adding to the state's reserves and paying down debt. Recognizing California's

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4  | USAA CALIFORNIA BOND FUND

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  fiscal progress, Standard & Poor's Ratings revised the outlook on all its California ratings to positive from stable in January 2014. The state's general obligation bonds are rated A1 by Moody's Investors Service, Inc., A by Standard & Poor's Ratings, and A by Fitch Ratings.

o WHAT IS YOUR OUTLOOK?

  We continue to look for solid signs that the U.S. economy is on a path toward recovery and sustainable growth. Economic activity appears to be improving, benefiting in part from the strength of the housing market. The Fed, which has announced additional reductions in its asset purchases every month since January, may finish tapering by the end of 2014. Meanwhile, Janet Yellen -- the new Fed Chair -- has suggested that short-term interest rates could start climbing six months after the end of QE, sooner than investors previously anticipated.

  Some state and local governments continue to face budgetary challenges, but we have confidence that they will continue working to maintain fiscal balance. We do not expect a material change in the longstanding debt repayment record of municipal issuers. Given the size and diversity of the tax-exempt market, occasional one-off credit problems will likely continue, but we expect them to remain the exception, not the rule.

  In the months ahead, we expect the tax-exempt market to take some of its direction from U.S. Treasuries, with interest rates generally trending higher. Higher tax rates and continued lower issuance are likely to support municipal bond prices.

  Thank you for the opportunity to serve your investment needs.

  Diversification is a technique to help reduce risk and does not guarantee a profit or prevent a loss.
  o Some income may be subject to state or local taxes but not the alternative minimum tax.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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INVESTMENT OVERVIEW

USAA CALIFORNIA BOND FUND SHARES (FUND SHARES) (Ticker Symbol: USCBX)

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                                             3/31/14                3/31/13
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Net Assets                               $631.2 Million         $689.4 Million
Net Asset Value Per Share                    $10.83                 $11.17

LAST 12 MONTHS
Tax-Exempt Dividends Per Share               $0.439                 $0.437

Dollar-Weighted Average
Portfolio Maturity(+)                      16.7 Years             16.9 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/14
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   1 Year                          5 Years                           10 Years
    1.03%                           7.96%                              4.45%

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30-DAY SEC YIELD AS OF 3/31/14*                   EXPENSE RATIO AS OF 3/31/13**
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             3.41%                                            0.56%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2013, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

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6  | USAA CALIFORNIA BOND FUND

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AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS -- PERIODS ENDED MARCH 31, 2014

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              TOTAL RETURN      =      DIVIDEND RETURN      +      PRICE CHANGE
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10 Years          4.45%         =           4.60%           +         -0.15%
5 Years           7.96%         =           4.73%           +          3.23%
1 Year            1.03%         =           4.07%           +         -3.04%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2005 - MARCH 31, 2014

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

                 TOTAL RETURN       DIVIDEND RETURN       CHANGE IN SHARE PRICE
3/31/2005            3.07%               4.41%                    -1.34%
3/31/2006            4.34                4.36                     -0.02
3/31/2007            5.31                4.44                      0.87
3/31/2008           -2.11                4.34                     -6.45
3/31/2009           -4.91                4.77                     -9.68
3/31/2010           13.13                5.46                      7.67
3/31/2011           -1.90                4.60                     -6.50
3/31/2012           20.54                5.37                     15.17
3/31/2013            8.48                4.18                      4.30
3/31/2014            1.03                4.07                     -3.04

                                   [END CHART]

   NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. WHILE SHARE PRICES TEND TO VARY, DIVIDEND RETURNS GENERALLY ARE A RELATIVELY STABLE COMPONENT OF TOTAL RETURNS.

Total return equals dividend return plus share price change and assumes reinvestment of all net investment income and realized capital gain distributions. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

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                                                        INVESTMENT OVERVIEW |  7

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TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/14, and assuming California state tax
rates of:                            9.30%      9.30%       9.30%       9.30%
and assuming marginal federal tax
rates of:                           28.00%     36.80%*     38.80%*     43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD         DIVIDEND RETURN
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10 Years            4.60%            7.05%      8.03%       8.30%       8.97%
5 Years             4.73%            7.24%      8.25%       8.52%       9.21%
1 Year              4.07%            6.23%      7.10%       7.33%       7.93%

To match the Fund Shares' closing 30-day SEC Yield of 3.41% on 3/31/14,
A FULLY TAXABLE INVESTMENT MUST PAY: 5.23%      5.96%       6.15%       6.65%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

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Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2013 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax, which is applied for income over a specific level, depending on the federal income tax filing status.

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8  | USAA CALIFORNIA BOND FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

             USAA CALIFORNIA    BARCLAYS MUNICIPAL    LIPPER CALIFORNIA MUNICIPAL
            BOND FUND SHARES        BOND INDEX              DEBT FUNDS INDEX
03/31/04       $10,000.00           $10,000.00                 $10,000.00
04/30/04         9,737.87             9,763.17                   9,755.90
05/31/04         9,700.77             9,727.77                   9,717.41
06/30/04         9,746.12             9,763.17                   9,763.52
07/31/04         9,881.68             9,891.66                   9,890.25
08/31/04        10,069.33            10,089.88                  10,087.88
09/30/04        10,151.03            10,143.44                  10,150.48
10/31/04        10,250.94            10,230.73                  10,240.46
11/30/04        10,142.53            10,146.34                  10,161.41
12/31/04        10,317.24            10,270.25                  10,294.91
01/31/05        10,425.21            10,366.23                  10,413.45
02/28/05        10,389.23            10,331.75                  10,378.79
03/31/05        10,306.59            10,266.59                  10,311.62
04/30/05        10,475.07            10,428.49                  10,483.94
05/31/05        10,548.45            10,502.20                  10,564.48
06/30/05        10,623.32            10,567.35                  10,633.74
07/31/05        10,585.50            10,519.59                  10,593.03
08/31/05        10,688.79            10,625.80                  10,711.89
09/30/05        10,625.30            10,554.23                  10,632.66
10/31/05        10,556.18            10,490.14                  10,567.63
11/30/05        10,603.33            10,540.50                  10,610.76
12/31/05        10,708.77            10,631.14                  10,716.33
01/31/06        10,725.37            10,659.83                  10,745.20
02/28/06        10,831.72            10,731.40                  10,831.26
03/31/06        10,756.88            10,657.39                  10,765.54
04/30/06        10,725.18            10,653.73                  10,745.61
05/31/06        10,774.10            10,701.18                  10,805.38
06/30/06        10,728.04            10,660.90                  10,757.93
07/31/06        10,853.29            10,787.71                  10,888.10
08/31/06        11,030.88            10,947.78                  11,054.93
09/30/06        11,101.68            11,023.93                  11,125.77
10/31/06        11,188.95            11,093.05                  11,202.09
11/30/06        11,308.89            11,185.53                  11,298.84
12/31/06        11,257.79            11,146.00                  11,252.82
01/31/07        11,224.19            11,117.47                  11,233.45
02/28/07        11,376.85            11,263.96                  11,370.75
03/31/07        11,326.84            11,236.19                  11,336.87
04/30/07        11,366.41            11,269.46                  11,375.26
05/31/07        11,304.41            11,219.56                  11,323.24
06/30/07        11,233.22            11,161.42                  11,250.85
07/31/07        11,262.76            11,247.94                  11,310.58
08/31/07        11,090.06            11,199.41                  11,172.68
09/30/07        11,295.84            11,365.13                  11,337.46
10/31/07        11,338.50            11,415.80                  11,375.48
11/30/07        11,352.10            11,488.59                  11,386.65
12/31/07        11,316.87            11,520.48                  11,362.25
01/31/08        11,390.13            11,665.75                  11,464.95
02/29/08        10,690.78            11,131.66                  10,827.59
03/31/08        11,086.60            11,449.83                  11,147.90
04/30/08        11,324.63            11,583.81                  11,308.66
05/31/08        11,401.98            11,653.85                  11,388.96
06/30/08        11,228.17            11,522.31                  11,249.08
07/31/08        11,152.95            11,566.10                  11,230.14
08/31/08        11,297.16            11,701.46                  11,357.05
09/30/08        10,627.26            11,152.72                  10,739.40
10/31/08        10,235.30            11,038.88                  10,379.04
11/30/08        10,101.07            11,073.98                  10,243.58
12/31/08         9,898.56            11,235.43                  10,134.71
01/31/09        10,473.44            11,646.67                  10,651.09
02/28/09        10,610.36            11,707.87                  10,758.48
03/31/09        10,542.30            11,710.00                  10,663.95
04/30/09        10,851.22            11,943.93                  10,955.38
05/31/09        11,103.30            12,070.29                  11,198.20
06/30/09        10,862.36            11,957.21                  11,009.26
07/31/09        10,993.81            12,157.27                  11,164.27
08/31/09        11,408.87            12,365.10                  11,499.29
09/30/09        12,199.84            12,808.86                  12,200.66
10/31/09        11,780.84            12,539.98                  11,853.49
11/30/09        11,662.75            12,643.59                  11,845.44
12/31/09        11,763.13            12,686.32                  11,925.80
01/31/10        11,782.81            12,752.39                  11,985.77
02/28/10        11,866.60            12,876.00                  12,118.46
03/31/10        11,926.68            12,845.17                  12,130.36
04/30/10        12,181.25            13,001.28                  12,332.56
05/31/10        12,286.65            13,098.79                  12,410.29
06/30/10        12,239.19            13,106.57                  12,382.12
07/31/10        12,411.02            13,270.00                  12,537.91
08/31/10        12,821.64            13,573.83                  12,892.95
09/30/10        12,832.15            13,552.61                  12,901.79
10/31/10        12,794.26            13,515.08                  12,888.96
11/30/10        12,276.87            13,244.83                  12,489.55
12/31/10        11,861.68            12,988.16                  12,173.55
01/31/11        11,548.49            12,892.48                  11,967.18
02/28/11        11,761.44            13,097.72                  12,181.13
03/31/11        11,700.02            13,054.08                  12,095.46
04/30/11        11,953.86            13,287.86                  12,331.21
05/31/11        12,318.20            13,514.92                  12,631.42
06/30/11        12,457.98            13,562.07                  12,729.32
07/31/11        12,662.11            13,700.48                  12,878.38
08/31/11        12,928.96            13,934.87                  13,084.83
09/30/11        13,263.41            14,078.92                  13,301.35
10/31/11        13,206.26            14,026.58                  13,251.30
11/30/11        13,268.70            14,109.44                  13,316.72
12/31/11        13,609.92            14,377.86                  13,609.75
01/31/12        14,124.43            14,710.37                  14,085.35
02/29/12        14,185.98            14,724.86                  14,138.87
03/31/12        14,105.29            14,629.19                  14,065.48
04/30/12        14,297.39            14,797.96                  14,260.95
05/31/12        14,478.18            14,920.80                  14,424.68
06/30/12        14,475.21            14,904.78                  14,413.54
07/31/12        14,721.92            15,141.00                  14,686.46
08/31/12        14,788.14            15,158.24                  14,723.48
09/30/12        14,885.36            15,249.80                  14,840.18
10/31/12        14,974.50            15,292.83                  14,919.56
11/30/12        15,269.89            15,544.77                  15,258.81
12/31/12        15,125.83            15,352.65                  15,029.18
01/31/13        15,241.67            15,416.59                  15,148.79
02/28/13        15,318.97            15,463.28                  15,206.51
03/31/13        15,300.14            15,396.60                  15,131.14
04/30/13        15,459.40            15,565.37                  15,331.39
05/31/13        15,357.23            15,375.23                  15,148.75
06/30/13        14,704.18            14,939.87                  14,540.49
07/31/13        14,463.72            14,809.25                  14,329.49
08/31/13        14,195.56            14,597.90                  14,066.93
09/30/13        14,637.14            14,912.10                  14,434.22
10/31/13        14,744.50            15,029.91                  14,564.04
11/30/13        14,727.80            14,998.93                  14,534.89
12/31/13        14,681.05            14,960.63                  14,509.28
01/31/14        15,141.19            15,252.09                  14,883.65
02/28/14        15,363.41            15,430.93                  15,112.67
03/31/14        15,458.15            15,456.87                  15,181.12

                                   [END CHART]

                       Data from 3/31/04 through 3/31/14.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA California Bond Fund Shares to the following benchmarks:

o The unmanaged, broad-based Barclays Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper California Municipal Debt Funds Index tracks the total return performance of the 30 largest funds within the Lipper California Municipal Debt Funds category that limit their assets to those securities exempt from taxation in the state of California.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees or expenses.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                       USAA CALIFORNIA              LIPPER CALIFORNIA MUNICIPAL
                      BOND FUND SHARES                   DEBT FUNDS AVERAGE
03/31/05                    4.37%                              4.07%
03/31/06                    4.32                               3.94
03/31/07                    4.32                               3.86
03/31/08                    4.70                               4.12
03/31/09                    5.32                               4.65
03/31/10                    4.89                               4.32
03/31/11                    5.14                               4.54
03/31/12                    4.33                               4.07
03/31/13                    3.91                               3.62
03/31/14                    4.05                               3.67

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 3/31/05 to 3/31/14.

The Lipper California Municipal Debt Funds Average is an average performance level of all California municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

10  | USAA CALIFORNIA BOND FUND

================================================================================

USAA CALIFORNIA BOND FUND ADVISER SHARES (ADVISER SHARES) (Ticker Symbol: UXABX)

--------------------------------------------------------------------------------
                                             3/31/14                3/31/13
--------------------------------------------------------------------------------
Net Assets                                $5.6 Million           $6.1 Million
Net Asset Value Per Share                    $10.82                 $11.16

LAST 12 MONTHS
Tax-Exempt Dividends Per Share               $0.413                 $0.413

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/14
--------------------------------------------------------------------------------
    1 Year                                           Since Inception 8/01/10
     0.79%                                                    5.91%

--------------------------------------------------------------------------------
 30-DAY SEC YIELD AS OF 3/31/14*                  EXPENSE RATIO AS OF 3/31/13**
--------------------------------------------------------------------------------
              3.21%                                           0.77%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2013, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 3.21% on 3/31/14, and assuming California state tax
rates of:                             9.30%      9.30%       9.30%       9.30%
and assuming marginal federal tax
rates of:                            28.00%     36.80%*     38.80%*     43.40%*
A FULLY TAXABLE INVESTMENT MUST PAY:  4.91%      5.60%       5.78%       6.25%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2013 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax, which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

12  | USAA CALIFORNIA BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

           USAA CALIFORNIA BOND   LIPPER CALIFORNIA MUNICIPAL   BARCLAYS MUNICIPAL
            FUND ADVISER SHARES         DEBT FUNDS INDEX            BOND INDEX
07/31/10        $10,000.00                 $10,000.00               $10,000.00
08/31/10         10,327.02                  10,283.17                10,228.95
09/30/10         10,342.20                  10,290.23                10,212.97
10/31/10         10,308.42                  10,280.00                10,184.68
11/30/10          9,878.64                   9,961.43                 9,981.03
12/31/10          9,551.35                   9,709.40                 9,787.61
01/31/11          9,296.62                   9,544.79                 9,715.50
02/28/11          9,465.58                   9,715.44                 9,870.17
03/31/11          9,412.89                   9,647.11                 9,837.28
04/30/11          9,614.75                   9,835.14                10,013.45
05/31/11          9,895.21                  10,074.58                10,184.57
06/30/11         10,005.14                  10,152.67                10,220.10
07/31/11         10,166.77                  10,271.55                10,324.40
08/31/11         10,378.91                  10,436.22                10,501.03
09/30/11         10,655.90                  10,608.91                10,609.58
10/31/11         10,608.40                  10,568.99                10,570.14
11/30/11         10,646.51                  10,621.17                10,632.58
12/31/11         10,929.25                  10,854.88                10,834.86
01/31/12         11,340.94                  11,234.21                11,085.43
02/29/12         11,377.94                  11,276.90                11,096.35
03/31/12         11,309.99                  11,218.36                11,024.25
04/30/12         11,472.97                  11,374.27                11,151.44
05/31/12         11,616.02                  11,504.86                11,244.01
06/30/12         11,600.98                  11,495.97                11,231.93
07/31/12         11,796.92                  11,713.65                11,409.94
08/31/12         11,847.72                  11,743.18                11,422.94
09/30/12         11,923.87                  11,836.25                11,491.93
10/31/12         11,993.17                  11,899.56                11,524.36
11/30/12         12,227.90                  12,170.14                11,714.22
12/31/12         12,110.44                  11,987.00                11,569.44
01/31/13         12,200.13                  12,082.39                11,617.62
02/28/13         12,259.65                  12,128.43                11,652.81
03/31/13         12,242.45                  12,068.31                11,602.56
04/30/13         12,367.64                  12,228.03                11,729.74
05/31/13         12,283.42                  12,082.36                11,586.46
06/30/13         11,758.34                  11,597.23                11,258.38
07/31/13         11,563.45                  11,428.93                11,159.95
08/31/13         11,346.35                  11,219.52                11,000.68
09/30/13         11,696.97                  11,512.47                11,237.45
10/31/13         11,780.42                  11,616.01                11,326.23
11/30/13         11,764.63                  11,592.76                11,302.88
12/31/13         11,724.90                  11,572.34                11,274.02
01/31/14         12,090.44                  11,870.92                11,493.66
02/28/14         12,265.86                  12,053.58                11,628.43
03/31/14         12,339.39                  12,108.18                11,647.98

                                   [END CHART]

                       Data from 7/31/10 through 3/31/14.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA California Bond Fund Adviser Shares to the benchmarks listed above (see page 9 for benchmark definitions).

*The performance of the Lipper California Municipal Debt Funds Index and the Barclays Municipal Bond Index is calculated from the end of the month, July 31, 2010, while the Adviser Shares' inception date is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees or expenses.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON* o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                    USAA CALIFORNIA BOND            LIPPER CALIFORNIA MUNICIPAL
                     FUND ADVISER SHARES                 DEBT FUNDS AVERAGE
03/31/12                    4.10%                              4.07%
03/31/13                    3.70                               3.62
03/31/14                    3.82                               3.67

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 3/31/12 to 3/31/14.

The Lipper California Municipal Debt Funds Average is an average performance level of all California municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

*Adviser Shares were initiated on August 1, 2010.

================================================================================

14  | USAA CALIFORNIA BOND FUND

================================================================================

                              o TOP 10 INDUSTRIES o
                                  AS OF 3/31/14
                                (% of Net Assets)

Hospital ................................................................. 16.8%
Appropriated Debt ........................................................ 14.9%
Special Assessment/Tax/Fee ............................................... 12.3%
Real Estate Tax/Fee ...................................................... 11.5%
Water/Sewer Utility ...................................................... 10.5%
General Obligation .......................................................  9.8%
Electric/Gas Utilities ...................................................  6.4%
Airport/Port .............................................................  4.0%
Multifamily Housing ......................................................  2.7%
Nursing/CCRC .............................................................  2.4%

You will find a complete list of securities that the Fund owns on pages 21-24.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                      o PORTFOLIO RATINGS MIX -- 3/31/14 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

A                                                                          40.0%
AA                                                                         37.5%
BBB                                                                        16.9%
BELOW INVESTMENT-GRADE                                                      3.0%
AAA                                                                         1.1%
UNRATED                                                                     0.9%
SHORT-TERM INVESTMENT-GRADE                                                 0.6%

                                   [END CHART]

This chart reflects the highest rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide an independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated but are treated as AAA for credit quality purposes. Securities within the Short-Term Investment-Grade ratings category are those that are ranked in the top two short-term credit ratings for the respective rating agency. Short-term ratings are generally assigned to those obligations considered short-term; such obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. The Below Investment-Grade ratings category includes both long-term and short-term securities.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 21-24.

================================================================================

16  | USAA CALIFORNIA BOND FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2014, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2015.

With respect to distributions paid, the Regulated Investment Company Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2014:

                                   TAX-EXEMPT
                                  INCOME(1, 2)
                                  ------------
                                      100%
                                  ------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.
(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  17

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CALIFORNIA BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA California Bond Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA California Bond Fund at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
May 21, 2014

================================================================================

18  | USAA CALIFORNIA BOND FUND

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2014

--------------------------------------------------------------------------------

o CATEGORIES AND DEFINITIONS

  FIXED-RATE INSTRUMENTS -- consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

  PUT BONDS -- provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

  VARIABLE-RATE DEMAND NOTES (VRDNs) -- provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

  CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

  (INS)   Principal and interest payments are insured by one of the following:
          AMBAC Assurance Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., Build America Mutual Assurance Co., Financial Guaranty Insurance Co., National Public Finance Guarantee Corp., Radian Asset Assurance, Inc., or XL Capital Assurance. Although bond

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

          insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

  (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

  (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from California Health Insurance Construction Loan Insurance Program or California State General Obligation.

o PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

  CCD     Community College District
  PRE     Prerefunded to a date prior to maturity
  USD     Unified School District

================================================================================

20  | USAA CALIFORNIA BOND FUND

================================================================================

INVESTMENTS

---------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                    MARKET
AMOUNT                                                             COUPON        FINAL        VALUE
(000)       SECURITY                                                RATE       MATURITY       (000)
---------------------------------------------------------------------------------------------------
            FIXED-RATE INSTRUMENTS (94.4%)

            CALIFORNIA (92.3%)
$ 4,500     Antelope Valley Healthcare District (INS)               5.20%      1/01/2027   $  4,504
  4,235     Association of Bay Area Governments (NBGA)              5.00       1/01/2033      4,458
 17,520     Association of Bay Area Governments (INS)               4.75       3/01/2036     17,180
  1,500     Association of Bay Area Governments                     5.00       7/01/2042      1,471
  6,100     Baldwin Park USD (INS)                                  5.00(a)    8/01/2031      2,593
  6,375     Baldwin Park USD (INS)                                  5.01(a)    8/01/2032      2,569
  3,085     Burbank USD, 4.30%, 8/01/2023                           4.30(b)    8/01/2033      1,847
  3,000     Burbank USD, 4.35%, 8/01/2023                           4.35(b)    8/01/2034      1,781
  5,265     Carlsbad USD (INS)                                      5.00      10/01/2034      5,490
  3,000     Central USD (INS)                                       5.50       8/01/2029      3,293
  5,000     Chula Vista                                             5.88       1/01/2034      5,706
  6,000     City and County of San Francisco Airport Commission     4.90       5/01/2029      6,680
 12,605     Coast CCD (INS)                                         5.48(a)    8/01/2034      4,238
  1,350     Corona-Norco USD                                        5.00       9/01/2032      1,420
  6,000     Educational Facilities Auth.                            5.38       4/01/2034      6,438
 18,000     Golden State Tobacco Securitization (INS)               4.55       6/01/2022     18,560
 17,000     Golden State Tobacco Securitization                     5.00       6/01/2033     13,305
 10,000     Golden State Tobacco Securitization (INS)               5.00       6/01/2035     10,035
  1,000     Health Facilities Financing Auth. (NBGA)                5.50       1/01/2019      1,003
  2,200     Health Facilities Financing Auth. (NBGA)                5.00      11/01/2024      2,243
  2,000     Health Facilities Financing Auth. (NBGA)                5.00      11/01/2029      2,046
  5,000     Health Facilities Financing Auth.                       5.00       7/01/2033      5,361
  2,000     Health Facilities Financing Auth.                       6.50      10/01/2033      2,329
  6,000     Health Facilities Financing Auth.                       5.25       4/01/2039      6,115
  2,100     Health Facilities Financing Auth.                       5.00      11/15/2039      2,176
  7,805     Health Facilities Financing Auth. (NBGA)                5.00       6/01/2042      7,988
  9,310     Indio Redevelopment Agency                              5.25       8/15/2031      9,046
    900     Infrastructure and Economic Dev. Bank                   5.63       7/01/2020        903
  1,250     Infrastructure and Economic Dev. Bank                   5.75       7/01/2030      1,255
  6,000     Inland Empire Tobacco Securitization Auth.              5.75       6/01/2026      5,570
  5,000     Irvine USD Financing Auth. (INS)                        5.00       9/01/2038      5,064
  3,875     Long Beach Bond Finance Auth.                           5.00      11/15/2035      4,135
    385     Los Angeles Municipal Improvement Corp. (INS) (PRE)     4.75       8/01/2032        391
  9,615     Los Angeles Municipal Improvement Corp. (INS)           4.75       8/01/2032      9,737
  1,000     Los Banos Redevelopment Agency (INS)                    5.00       9/01/2036        953
 10,000     Madera Redevelopment Agency                             5.38       9/01/2038     10,208
  7,070     Marina Coast Water District (INS)                       5.00       6/01/2037      7,320
  6,000     Modesto Irrigation District                             5.75      10/01/2034      6,596

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

---------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                    MARKET
AMOUNT                                                             COUPON        FINAL        VALUE
(000)       SECURITY                                                RATE       MATURITY       (000)
---------------------------------------------------------------------------------------------------
$ 7,500     Monterey Peninsula CCD (INS)                            5.11%(a)   8/01/2029   $  3,569
  2,000     Mountain View Shoreline Regional Park Community         5.63       8/01/2035      2,159
  1,405     Municipal Finance Auth. (INS)                           5.00       6/01/2031      1,383
  1,000     Municipal Finance Auth. (INS)                           5.00       6/01/2036        953
  1,500     Norco Redevelopment Agency                              5.88       3/01/2032      1,595
  1,250     Norco Redevelopment Agency                              6.00       3/01/2036      1,351
  5,000     Norwalk Redevelopment Agency (INS)                      5.00      10/01/2030      4,904
  3,500     Norwalk Redevelopment Agency (INS)                      5.00      10/01/2035      3,330
  7,500     Norwalk-La Mirada USD (INS)                             5.00(a)    8/01/2030      3,423
  6,205     Oakdale Irrigation District                             5.50       8/01/2034      6,711
  5,500     Palomar Pomerado Health (INS)                           4.89(a)    8/01/2026      3,207
 12,230     Palomar Pomerado Health (INS)                           6.05(a)    8/01/2031      5,231
  4,000     Pollution Control Financing Auth.(c)                    5.25       8/01/2040      4,103
 10,000     Pollution Control Financing Auth.                       5.00      11/21/2045      9,952
    970     Poway Redevelopment Agency (INS)                        5.75       6/15/2033        970
  2,400     Public Works Board                                      5.25       6/01/2024      2,530
  2,500     Public Works Board                                      5.25       6/01/2025      2,633
  6,500     Public Works Board (PRE)                                5.00      11/01/2029      6,684
  7,900     Public Works Board                                      5.25       6/01/2030      8,189
  5,705     Public Works Board                                      5.00       4/01/2031      5,858
  5,470     Public Works Board                                      5.00       4/01/2031      5,617
  6,875     Public Works Board                                      5.00       4/01/2031      7,060
 10,000     Riverside County Public Financing Auth. (INS)           4.75      10/01/2035      9,440
  2,000     Riverside County Transportation Comission               5.25       6/01/2039      2,222
  7,115     Roseville Finance Auth.                                 5.00       2/01/2037      7,450
  7,030     Sacramento City Financing Auth. (INS)                   5.00      12/01/2036      7,276
 10,990     Sacramento Municipal Utility District
              Financing Auth. (INS)                                 4.75       7/01/2025     11,708
  1,020     Sacramento USD (INS)                                    5.00       7/01/2038      1,050
 12,805     San Bernardino County Redevelopment Agency (INS)        5.00       9/01/2030     12,769
 11,340     San Bernardino County Redevelopment Agency (INS)        5.00       9/01/2035     10,999
  1,110     San Diego County                                        5.00       9/01/2023      1,140
  2,000     San Diego County Regional Airport Auth.                 5.00       7/01/2040      2,069
  1,000     San Diego Public Financing Auth.                        5.25       5/15/2029      1,140
  3,500     San Francisco City and County Airport                   5.25       5/01/2026      3,964
  4,595     San Francisco City and County Redevelopment
              Financing Auth. (INS)                                 4.88       8/01/2036      4,606
 10,000     San Jose Financing Auth.                                5.00       6/01/2039     10,615
  3,000     San Jose Redevelopment Agency (INS)                     4.45       8/01/2032      2,854
  1,500     San Luis & Delta-Mendota (INS)                          5.00       3/01/2038      1,571
  3,000     San Marcos USD Financing Auth. (INS)                    5.00       8/15/2035      3,146
  3,500     Santa Barbara Financing Auth.                           5.00       7/01/2029      3,834
  9,000     Santa Barbara Financing Auth.                           5.00       7/01/2039      9,357

================================================================================

22  | USAA CALIFORNIA BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                    MARKET
AMOUNT                                                             COUPON        FINAL        VALUE
(000)       SECURITY                                                RATE       MATURITY       (000)
---------------------------------------------------------------------------------------------------
$ 2,000     Santa Clara                                             5.25%      7/01/2032   $  2,175
  1,750     Sierra View Local Health Care District                  5.25       7/01/2037      1,776
  9,645     Solano CCD (INS)                                        4.96(a)    8/01/2028      4,780
  9,735     Solano CCD (INS)                                        5.00(a)    8/01/2030      4,277
 10,000     South Orange County Public Financing Auth. (INS)        5.00       8/15/2032     10,118
  4,000     State                                                   5.25       2/01/2030      4,486
  6,000     State                                                   4.50       8/01/2030      6,240
  5,000     State                                                   5.75       4/01/2031      5,786
  6,750     State (NBGA)                                            4.50      12/01/2037      6,772
  3,000     State                                                   5.00       2/01/2043      3,190
  2,225     Statewide Communities Dev. Auth. (INS)                  4.50       2/01/2027      2,189
 11,795     Statewide Communities Dev. Auth. (NBGA)                 5.00      12/01/2027     12,753
  5,115     Statewide Communities Dev. Auth.                        5.00       5/15/2031      5,147
  4,225     Statewide Communities Dev. Auth.                        5.50       7/01/2031      4,576
 17,500     Statewide Communities Dev. Auth.                        5.25       8/01/2031     18,116
  3,370     Statewide Communities Dev. Auth.                        5.00       5/15/2032      3,385
  4,000     Statewide Communities Dev. Auth. (INS)                  4.60       2/01/2037      3,729
 13,000     Statewide Communities Dev. Auth. (NBGA)                 5.00      12/01/2037     13,234
  9,000     Statewide Communities Dev. Auth.                        5.00       5/15/2038      9,023
  3,500     Statewide Communities Dev. Auth. (NBGA)                 5.75       8/15/2038      3,813
  2,500     Statewide Communities Dev. Auth.                        5.00      11/15/2038      2,578
  1,500     Statewide Communities Dev. Auth.                        5.00       5/15/2042      1,484
  1,500     Statewide Communities Dev. Auth.                        5.00       5/15/2047      1,478
 19,080     Suisun City Public Financing Auth.                      5.37(a)   10/01/2033      6,149
  7,190     Tuolumne Wind Project Auth.                             5.63       1/01/2029      8,188
  4,000     Val Verde USD (INS)                                     5.00       3/01/2029      4,129
  1,500     Val Verde USD (INS)                                     5.13       3/01/2036      1,553
  8,969     Vallejo Sanitation and Flood Control District (INS)     5.00       7/01/2019      9,264
  7,000     Vista (INS)                                             5.00       5/01/2037      7,188
  7,085     Washington Township Health Care District                5.13       7/01/2023      7,092
  1,250     Washington Township Health Care District                6.00       7/01/2029      1,352
  6,080     Washington Township Health Care District                5.00       7/01/2037      6,085
  4,585     West Kern Water District                                5.00       6/01/2028      4,923
                                                                                           --------
                                                                                            587,657
                                                                                           --------
            GUAM (0.8%)
  4,000     Government Waterworks Auth.                             5.50       7/01/2043      4,172
  1,000     Power Auth.                                             5.00      10/01/2034      1,009
                                                                                           --------
                                                                                              5,181
                                                                                           --------
            PUERTO RICO (0.4%)
 16,500     Sales Tax Financing Corp.                               6.07(a)    8/01/2039      2,683
                                                                                           --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

---------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                    MARKET
AMOUNT                                                             COUPON        FINAL        VALUE
(000)       SECURITY                                                RATE       MATURITY       (000)
---------------------------------------------------------------------------------------------------
            U.S. VIRGIN ISLANDS (0.9%)
$ 2,210     Public Finance Auth.                                    4.00%     10/01/2022   $  2,275
  1,500     Public Finance Auth.                                    5.00      10/01/2027      1,577
  1,500     Public Finance Auth.                                    5.00      10/01/2032      1,511
                                                                                           --------
                                                                                              5,363
                                                                                           --------
            Total Fixed-Rate Instruments (cost: $590,243)                                   600,884
                                                                                           --------
            PUT BONDS (3.9%)

            CALIFORNIA (3.9%)
 15,000     Bay Area Toll Auth.                                     1.31(d)    4/01/2036     14,891
 10,000     Twin Rivers USD (INS)                                   3.20       6/01/2041     10,004
                                                                                           --------
                                                                                             24,895
                                                                                           --------
            Total Put Bonds (cost: $25,000)                                                  24,895
                                                                                           --------
            VARIABLE-RATE DEMAND NOTES (0.6%)

            CALIFORNIA (0.6%)
  3,865     Victorville Joint Powers Financing Auth.
              (LOC - BNP Paribas) (cost: $3,865)                    1.31       5/01/2040      3,865
                                                                                           --------

            TOTAL INVESTMENTS (COST: $619,108)                                             $629,644
                                                                                           ========

---------------------------------------------------------------------------------------------------
($ IN 000s)                                           VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
                                        (LEVEL 1)            (LEVEL 2)       (LEVEL 3)
                                    QUOTED PRICES    OTHER SIGNIFICANT     SIGNIFICANT
                                IN ACTIVE MARKETS           OBSERVABLE    UNOBSERVABLE
ASSETS                       FOR IDENTICAL ASSETS               INPUTS          INPUTS        TOTAL
---------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                         $-             $600,884              $-     $600,884
Put Bonds                                       -               24,895               -       24,895
Variable-Rate Demand Notes                      -                3,865               -        3,865
---------------------------------------------------------------------------------------------------
Total                                          $-             $629,644              $-     $629,644
---------------------------------------------------------------------------------------------------

For the period of April 1, 2013, through March 31, 2014, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

24  | USAA CALIFORNIA BOND FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2014

--------------------------------------------------------------------------------

o GENERAL NOTES

  Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

  The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o SPECIFIC NOTES

  (a) Zero-coupon security. Rate represents the effective yield at the date of purchase.

  (b) Stepped-coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in the security's description. The rate presented in the coupon rate column represents the effective yield at the date of purchase.

  (c) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company under liquidity guidelines approved by the Trust's Board of Trustees, unless otherwise noted as illiquid.

  (d) Variable-rate or floating-rate security -- interest rate is adjusted periodically. The interest rate disclosed represents the current rate at March 31, 2014.

  See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  25

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

March 31, 2014

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $619,108)              $629,644
   Cash                                                                            386
   Receivables:
      Capital shares sold                                                           95
      Interest                                                                   7,872
                                                                              --------
         Total assets                                                          637,997
                                                                              --------
LIABILITIES
   Payables:
      Capital shares redeemed                                                      436
      Dividends on capital shares                                                  515
   Accrued management fees                                                         203
   Accrued transfer agent's fees                                                     2
   Other accrued expenses and payables                                              51
                                                                              --------
         Total liabilities                                                       1,207
                                                                              --------
            Net assets applicable to capital shares outstanding               $636,790
                                                                              ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                            $632,073
   Overdistribution of net investment income                                       (17)
   Accumulated net realized loss on investments                                 (5,802)
   Net unrealized appreciation of investments                                   10,536
                                                                              --------
   Net assets applicable to capital shares outstanding                        $636,790
                                                                              ========
            Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $631,184/58,300 shares outstanding)          $  10.83
                                                                              ========
      Adviser Shares (net assets of $5,606/518 shares outstanding)            $  10.82
                                                                              ========

See accompanying notes to financial statements.

================================================================================

26  | USAA CALIFORNIA BOND FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended March 31, 2014

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                      $ 30,068
                                                                        --------
EXPENSES
   Management fees                                                         2,361
   Administration and servicing fees:
      Fund Shares                                                            950
      Adviser Shares                                                           8
   Transfer agent's fees:
      Fund Shares                                                            163
   Distribution and service fees (Note 6E):
      Adviser Shares                                                          14
   Custody and accounting fees:
      Fund Shares                                                             98
      Adviser Shares                                                           1
   Postage:
      Fund Shares                                                              9
   Shareholder reporting fees:
      Fund Shares                                                             18
   Trustees' fees                                                             16
   Professional fees                                                          87
   Other                                                                      17
                                                                        --------
         Total expenses                                                    3,742
                                                                        --------
NET INVESTMENT INCOME                                                     26,326
                                                                        --------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss                                                        (914)
   Change in net unrealized appreciation/depreciation                    (21,766)
                                                                        --------
         Net realized and unrealized loss                                (22,680)
                                                                        --------
   Increase in net assets resulting from operations                     $  3,646
                                                                        ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Year ended March 31,

--------------------------------------------------------------------------------

                                                                2014        2013
--------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                    $ 26,326    $ 26,901
   Net realized gain (loss) on investments                      (914)        452
   Change in net unrealized appreciation/depreciation of
      investments                                            (21,766)     27,481
                                                            --------------------
      Increase in net assets resulting from operations         3,646      54,834
                                                            --------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                            (26,090)    (26,556)
      Adviser Shares                                            (221)       (329)
                                                            --------------------
         Distribution to shareholders                        (26,311)    (26,885)
                                                            --------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                               (35,735)     18,326
   Adviser Shares                                               (324)     (2,899)
                                                            --------------------
         Total net increase (decrease) in net assets from
            capital share transactions                       (36,059)     15,427
                                                            --------------------
   Net increase (decrease) in net assets                     (58,724)     43,376
NET ASSETS
   Beginning of year                                         695,514     652,138
                                                            --------------------
   End of year                                              $636,790    $695,514
                                                            ====================
Overdistribution of net investment income:
   End of year                                              $    (17)   $    (15)
                                                            ====================

See accompanying notes to financial statements.

================================================================================

28  | USAA CALIFORNIA BOND FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2014

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. The information presented in this annual report pertains only to the USAA California Bond Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek to provide California investors with a high level of current interest income that is exempt from federal and California state income taxes.

The Fund consists of two classes of shares: California Bond Fund Shares (Fund Shares) and California Bond Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION -- The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

   valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

================================================================================

30  | USAA CALIFORNIA BOND FUND

================================================================================

   2. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   3. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager, an affiliate of the Fund, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

      Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

   inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include variable-rate demand notes which are valued at amortized cost. All other level 2 securities are valued based on methods discussed in Note 1A1.

   Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. The Fund concentrates its investments in California tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase

================================================================================

32  | USAA CALIFORNIA BOND FUND

================================================================================

   commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

F. EXPENSES PAID INDIRECTLY -- Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2014, there were no custodian and other bank credits.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended March 31, 2014, the Fund paid CAPCO facility fees of $3,000, which represents 1.0% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended March 31, 2014.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for market discount adjustments resulted in reclassifications to the statement of assets and liabilities to increase overdistribution of net investment income by $17,000, and decrease accumulated net realized loss on investments by $17,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended March 31, 2014, and 2013, was as follows:

                                                   2014               2013
                                               ------------------------------
Tax-exempt income                              $26,311,000        $26,885,000

As of March 31, 2014, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                   $   497,000
Accumulated capital and other losses                               (5,779,000)
Unrealized appreciation of investments                             10,514,000

================================================================================

34  | USAA CALIFORNIA BOND FUND

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to tax deferral of losses on wash sales adjustments.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

At March 31, 2014, the Fund had no pre-enactment capital loss carryforwards and post-enactment long-term capital loss carryforwards of $5,779,000, for federal income tax purposes. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

For the year ended March 31, 2014, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2014, were $52,295,000 and $64,947,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

As of March 31, 2014, the cost of securities, including short-term securities, for federal income tax purposes, was $619,130,000.

Gross unrealized appreciation and depreciation of investments as of March 31, 2014, for federal income tax purposes, were $20,417,000 and $9,903,000, respectively, resulting in net unrealized appreciation of $10,514,000.

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2014, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                            YEAR ENDED              YEAR ENDED
                                          MARCH 31, 2014          MARCH 31, 2013
-----------------------------------------------------------------------------------
                                        SHARES       AMOUNT    SHARES        AMOUNT
                                       --------------------------------------------
FUND SHARES:
Shares sold                              4,798    $  51,302     6,316      $ 69,879
Shares issued from reinvested
 dividends                               1,844       19,624     1,787        19,793
Shares redeemed                        (10,072)    (106,661)   (6,452)      (71,346)
                                       --------------------------------------------
Net increase (decrease) from
 capital share transactions             (3,430)   $ (35,735)    1,651      $ 18,326
                                       ============================================
ADVISER SHARES:
Shares sold                                 44    $     485       377      $  4,198
Shares issued from
reinvested dividends                         2           19        12           130
Shares redeemed                            (79)        (828)     (650)       (7,227)
                                       --------------------------------------------
Net decrease from capital
 share transactions                        (33)   $    (324)     (261)     $ (2,899)
                                       ============================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day

================================================================================

36  | USAA CALIFORNIA BOND FUND

================================================================================

   investment of the Fund's assets, subject to the authority of and supervision by the Board.

   The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly as a percentage of aggregate average net assets of the USAA California Bond and USAA California Money Market funds combined, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based on average net assets. For the year ended March 31, 2014, the Fund's effective annualized base fee was 0.32% of the Fund's average net assets for the same period.

   The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper California Municipal Debt Funds Index over the performance period. The Lipper California Municipal Debt Funds Index tracks the total return performance of the 10 largest funds in the Lipper California Municipal Debt Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE               ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                 AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
-------------------------------------------------------------------------------
+/- 0.20% to 0.50%                   +/- 0.04%
+/- 0.51% to 1.00%                   +/- 0.05%
+/- 1.01% and greater                +/- 0.06%

(1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point (0.01%). Average net assets of the share class are calculated over a rolling 36-month period.

   Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

   denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

   Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper California Municipal Debt Funds Index over that period, even if the Fund had overall negative returns during the performance period.

   For the year ended March 31, 2014, the Fund incurred total management fees, paid or payable to the Manager, of $2,361,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $340,000 and $3,000, respectively. For the Fund Shares and Adviser Shares, the performance adjustments were 0.05% and 0.06%, respectively.

B. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2014, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $950,000 and $8,000, respectively.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2014, the Fund reimbursed the Manager $18,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. EXPENSE LIMITATION -- The Manager has agreed, through August 1, 2014, to limit the total annual operating expenses of the Adviser Shares to 0.90% of its average net assets, excluding extraordinary

================================================================================

38  | USAA CALIFORNIA BOND FUND

================================================================================

   expenses and before reductions of any expenses paid indirectly, and will reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through August 1, 2014, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended March 31, 2014, the Adviser Shares did not incur reimbursable expenses.

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for both the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2014, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $163,000 and less than $500, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES -- The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2014, the Adviser Shares incurred distribution and service (12b-1) fees of $14,000.

F. UNDERWRITING SERVICES -- USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association (USAA), a large, diversified financial services institution. At March 31, 2014, USAA and its affiliates owned 479,000 shares, which represent 92.4% of the Adviser Shares and 0.8% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

40  | USAA CALIFORNIA BOND FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                          YEAR ENDED MARCH 31,
                                      ------------------------------------------------------------
                                          2014         2013         2012         2011         2010
                                      ------------------------------------------------------------
Net asset value at
 beginning of period                  $  11.17     $  10.71     $   9.31     $   9.97     $   9.26
                                      ------------------------------------------------------------
Income (loss) from investment
 operations:
 Net investment income                     .44          .44          .46          .48          .49
 Net realized and unrealized
  gain (loss)                             (.34)         .46         1.41         (.65)         .71
                                      ------------------------------------------------------------
Total from investment operations           .10          .90         1.87         (.17)        1.20
                                      ------------------------------------------------------------
Less distributions from:
 Net investment income                    (.44)        (.44)        (.46)        (.48)        (.49)
 Realized capital gains                      -            -         (.01)        (.01)           -
                                      ------------------------------------------------------------
Total distributions                       (.44)        (.44)        (.47)        (.49)        (.49)
                                      ------------------------------------------------------------
Net asset value at end of period      $  10.83     $  11.17     $  10.71     $   9.31     $   9.97
                                      ============================================================
Total return (%)*                         1.03         8.48        20.54        (1.90)       13.13(a)
Net assets at end of period (000)     $631,184     $689,365     $643,449     $562,223     $660,333
Ratios to average net assets:**
 Expenses (%)(b)                           .58          .56          .53          .49          .50(a)
 Net investment income (%)                4.12         3.95         4.57         4.80         4.97
Portfolio turnover (%)                       8            4            4            6            7

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2014, average net assets were $633,448,000.
(a) During the year ended March 31, 2010, SAS reimbursed the Fund Shares $18,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by 0.01%. This decrease is excluded from the expense ratios in the Financial Highlights table.
(b) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) -- ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                          PERIOD ENDED
                                                 YEAR ENDED MARCH 31,       MARCH 31,
                                     -------------------------------------------------
                                       2014         2013        2012          2011***
                                     -------------------------------------------------
Net asset value at
 beginning of period                 $11.16       $10.70      $ 9.31        $10.20
                                     ---------------------------------------------
Income (loss) from
 investment operations:
 Net investment income                  .41          .41         .44           .29
 Net realized and
  unrealized gain (loss)               (.34)         .46        1.40          (.88)
                                     ---------------------------------------------
Total from investment operations        .07          .87        1.84          (.59)
                                     ---------------------------------------------
Less distributions from:
 Net investment income                 (.41)        (.41)       (.44)         (.29)
 Realized capital gains                   -            -        (.01)         (.01)
                                     ---------------------------------------------
Total distributions                    (.41)        (.41)       (.45)         (.30)
                                     ---------------------------------------------
Net asset value at end of period     $10.82       $11.16      $10.70        $ 9.31
                                     =============================================
Total return (%)*                       .79         8.26       20.14         (5.87)
Net assets at end of period (000)    $5,606       $6,149      $8,689        $4,458
Ratios to average net assets:**
 Expenses (%)(b)                        .82          .77         .77           .86(a)
 Expenses, excluding
  reimbursements (%)(b)                 .82          .77         .77           .86(a)
 Net investment income (%)             3.88         3.73        4.20          4.50(a)
Portfolio turnover (%)                    8            4           4             6

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2014, average net assets were $5,678,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Reflects total operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

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42  | USAA CALIFORNIA BOND FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2014 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2013, through March 31, 2014.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not

================================================================================

                                                           EXPENSE EXAMPLE |  43

================================================================================

the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                              EXPENSES PAID
                                   BEGINNING              ENDING              DURING PERIOD*
                                 ACCOUNT VALUE         ACCOUNT VALUE         OCTOBER 1, 2013 -
                                OCTOBER 1, 2013       MARCH 31, 2014          MARCH 31, 2014
                                --------------------------------------------------------------
FUND SHARES
Actual                             $1,000.00             $1,056.10                $3.08

Hypothetical
 (5% return before expenses)        1,000.00              1,021.94                 3.02

ADVISER SHARES
Actual                              1,000.00              1,054.90                 4.25

Hypothetical
 (5% return before expenses)        1,000.00              1,020.79                 4.18

* Expenses are equal to the annualized expense ratio of 0.60% for Fund Shares and 0.83% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 5.61% for Fund Shares and 5.49% for Adviser Shares for the six-month period of October 1, 2013, through March 31, 2014.

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44  | USAA CALIFORNIA BOND FUND

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TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  45

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President, Financial Advice and Solutions Group, USAA (2/13-present); Director of AMCO (01/12-present); President and Director, USAA Investment Management Company (IMCO) and USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc.
(FPS) (04/11-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); President and Director of USAA Financial Advisors, Inc.
(FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 17 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

46  | USAA CALIFORNIA BOND FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-2/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as two years as a Board Member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  47

================================================================================

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (7/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-6/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over six years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

48  | USAA CALIFORNIA BOND FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 14 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the advisory board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2)  Member of Executive Committee
  (3)  Member of Audit Committee
  (4)  Member of Pricing and Investment Committee
  (5)  Member of Corporate Governance Committee
  (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
  (+)  Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-2/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director and General Counsel, FASG, USAA (10/12-10/13); Secretary and Director, IMCO (6/13-present); Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (4/10-6/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICorp.

================================================================================

50  | USAA CALIFORNIA BOND FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Executive Director, Lead Securities Attorney, Financial Advice & Solutions Group
(FASG) General Counsel, USAA (04/13-present); Attorney, FASG General Counsel, USAA (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12); Manager, Tax, USAA (04/08-11/09).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

52  | USAA CALIFORNIA BOND FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9453
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9453
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA
        (8722)
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at ;USAA.COM and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

204972-0514

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>>  SAVE PAPER AND FUND COSTS
    Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
    Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

    [LOGO OF USAA]
         USAA      WE KNOW WHAT IT MEANS TO SERVE.(R)

    ============================================================================
    40860-0514                               (C)2014, USAA. All rights reserved.

    ITEM 2.  CODE OF ETHICS.

On September 25, 2013, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 52 funds in all. Only 10 funds of the Registrant have a fiscal year-end of March 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended March 31, 2014 and 2013 were $250,012 and $259,333, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended March 31, 2014 and 2013 were $78,650 and $65,860, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for tax compliance services relating to the review of federal tax returns for fiscal years ended March 31, 2014 and 2013 were $15,000 and $0, respectively.


(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended March 31, 2014 and 2013.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for March 31, 2014 and 2013 were $421,468 and $387,250, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2014 and 2013 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

Approved and adopted by the Investment Code of Ethics Committee:
August 23, 2013

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 25, 2013

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended March 31, 2014

By:*     /s/ Daniel J. Mavico
         --------------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary


Date:     06/03/2014
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     06/05/2014
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     06/05/2014
         ------------------------------

*Print the name and title of each signing officer under his or her signature.